NEITHER THIS SECURED NOTE NOR THE GUARANTIES OF THE SUBSIDIARIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE BY REASON OF THEIR ISSUANCE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                               AURA SYSTEMS, INC.

                                  SECURED NOTE


$838,680                                                      February 22, 2000
                                                         El Segundo, California

                  FOR VALUE RECEIVED, Aura Systems, Inc., a Delaware corporation (the "Company"), promises to pay to the order of Summit Capital Limited, a corporation organized and existing under the laws of Nevis, West Indies (the "Holder") or its assigns, the principal amount of Eight Hundred Thirty Eight Thousand Six Hundred Eighty ($838,680) on November 30, 2002 (the "Maturity Date") and to pay interest (computed on the basis of a 360-day year of 30-day months) ("Interest") (a) on the principal amount hereof outstanding at the rate of eight percent (8%) per annum from the date hereof, payable in arrears on (i) August 1, 2000 and quarterly thereafter on each 1st day of November, February, May and August, (ii) the Maturity Date, (iii) each date this Secured Note, or any portion hereof, is converted, and (iv) the date the principal amount of this Secured Note shall be declared to be or shall automatically become due and payable, and (b) to the extent permitted by law, on any overdue amount hereunder at the rate of sixteen percent (16%) per annum. Should any interest or other charges paid hereunder result in the computation or earning of interest hereunder in excess of the maximum rate or amount permitted by applicable law, such excess shall be credited against (and be deemed to have been a payment in reduction of) principal owing hereunder, and any portion of such excess which portion exceeds the principal owing hereunder shall be paid to the Company. Principal and accrued but unpaid Interest hereunder shall be due and payable on demand on or after the Maturity Date or in accordance with Section 5 hereof after the occurrence of an Event of Default (which has not been cured in accordance with the terms hereof), unless converted by the Holder in accordance with Section 8 hereof.

                  If any payment of interest hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be the next preceding day which is a Business Day, and the interest payable on such next preceding Business Day shall be the interest which would otherwise have been payable on the due date which was not a Business Day.

                  Payments of principal and interest shall be made in immediately available funds, in lawful money of the United States of America at the locations set forth hereunder, or at such other place as the Holder shall have designated for such purpose in writing, and may be paid by cashier's check or wire transfer to the address or account designated by the Holder for such purpose.

                  This Secured Note (the "Secured Note") is secured by, and is one of the secured notes referred to in (i) that certain Security Agreement of even date herewith between the Company, the Guarantors (defined below) and HW Partners, LP, as Agent for the Funds, and (ii) that certain Stock Pledge Agreement of even date herewith between the Company and the Agent for the Funds.

                  This Secured Note is guaranteed by, and is one of the Secured Notes referred to in, that certain Guaranty of even date herewith of the Guarantors (defined below) made for the benefit of the Funds, which Guaranty is secured by the Security Agreement.

                  The Company further agrees as follows:

                  SECTION 1.        Definitions and Principles of Construction.

                  1.1. Defined Terms. As used in this Secured Note, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined, except as otherwise provided):

                  "Affiliate"  shall mean, with respect to any specified Person,
(i) any other Person that, directly or indirectly, is controlled by, or is under common control with, or controls such Person, (ii) any other Person in which, directly or indirectly, such Person holds, of record or beneficially, five percent or more of the equity or voting securities, (iii) any other Person that holds, of record or beneficially, five percent or more of the equity or voting securities of such Person, or (iv) any director, officer, partner or individual holding a similar position in respect of such Person.

                "Agent" shall mean HW Partners, LP, a Texas limited partnership.

                  "Applicable Discount" shall mean, with respect to any applicable prepayment of principal under this Secured Note in accordance with the terms hereof, a percentage which on the Execution Date shall be equal to twenty percent (20%) and thereafter shall decrease on a daily, straight line basis to zero percent (0%) on the Maturity Date.

         "Aura Ceramics" shall mean Aura Ceramics, Inc., a Delaware corporation.

                  "AuraGen" shall mean that certain power generator developed, manufactured, marketed, distributed and/or sold by or for the Company or any of its Subsidiaries under the trademark AuraGen or any successor or replacement mark thereto, or any similar, derivative or related product line which may be developed, manufactured, marketed, distributed and/or sold by or for the Company or any of its Subsidiaries.

                 "AuraSound" shall mean AuraSound, Inc., a Delaware corporation.

                  "Authority" shall mean any governmental, regulatory or administrative body, agency, commission, board, arbitrator or authority, any court or judicial authority, or any public, private or industry regulatory authority, whether international, national, federal, state or local.

                  "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. ss. 101 et seq.), as amended from time to time. Section references to the Bankruptcy Code are to the Bankruptcy Code as in effect on the date of this Agreement and any subsequent provisions of the Bankruptcy Code, amendatory thereof, supplemental thereto or substituted therefor.

           Board of Directors" shall mean the Board of Directors of the Company.

                  "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of California are authorized or required by law or other government actions to close.

                  "Claim" shall mean any action, claim, lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation, litigation, proceeding, arbitration, appeals or other dispute, whether civil, criminal, administrative or otherwise.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code as in effect on the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" shall mean all property subject to the Security Documents.

                 "Commission" shall mean the Securities and Exchange Commission.

                  "Common Stock" shall mean shares now or hereafter authorized of the class of common stock of the Company, stock of any other class into which such shares may hereafter be reclassified or changed and any other equity securities of the Company hereafter designated as common stock.

                "Company" shall mean Aura Systems, Inc., a Delaware corporation.

                  "Contingent Obligation" shall mean, as to any specified Person, any obligation of such Person arising under, pursuant to or derived from any derivatives transactions or guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (subject to any limitation therein) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Contract" shall mean any agreement, contract, commitment, instrument or other binding arrangement or understanding, whether written or oral.

     "Conversion Date" shall have the meaning set forth in Section 8.3 hereof.

     "Conversion Event" shall mean any Event of Default (after giving effect to the applicable cure, if any).

     "Conversion Price" shall have the meaning set forth in Section 8.2 hereof.

     "CNA" shall mean American Casualty Company of Reading, Pennsylvania. "CNA Restructuring Agreement" shall mean that certain agreement by and between the Company and CNA in the form of Exhibit A hereto.

                  "Date Data" shall mean any data of any type that includes date information or which is otherwise derived from, dependent on or related to date information.

                  "Date-Sensitive System" shall mean any software, microcode or hardware system or component, including any electronic or electronically controlled system or component, that processes any Date Data and that is installed, in development or on order by the Company or any of its Subsidiaries for its internal use, or that the Company or any of its Subsidiaries sells, leases, licenses, assigns or otherwise provides, or the provision or operation of which the Company or any of its Subsidiaries provides the benefit, to its customers, vendors, suppliers, affiliates or any other third party.

                  "Deadline"  shall  have  the  meaning  given  to such  term in
Section 8.8 hereof.

                  "DFS" shall mean Deutsche Financial Services.

                  "DFS Claims" shall mean the claims of DFS relating to the obligations of the Company with respect to debts owed by NewCom to DFS and guaranteed by the Company.

                  "Disclosure Materials" shall mean, collectively, the exhibits and schedules to this Secured Note and the other Transaction Documents furnished by or on behalf of the Company.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA as in effect on the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Company or a Subsidiary of the Company being or having been a general partner of such person.

     "Event of Default" shall have the meaning set forth in Section 5 hereof.

                  "Exchange  Act"  shall  mean  the  United  States   Securities
Exchange Act of 1934, as amended from time to time.

                  "Exchange   Agreement"   shall  mean  that  certain   Exchange
Agreement of even date herewith executed and delivered by the Company, the Agent and the Funds, as the same may be amended, modified or supplemented.

                  "Execution Date" shall mean the date of this Secured Note.

                  "Existing Indebtedness" shall have the meaning given to such term in Section 2.11 hereof.

                  "Existing  Liens" shall have the meaning given to such term in
Section 4.1(c) hereof.

                  "Existing Secured Indebtedness" means Existing Indebtedness secured by the Existing Liens (other than judgment liens).

                  "Financial Statements" shall have the meaning given to such term in Section 2.7(a) hereof.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Company or any one or more of its Subsidiaries primarily for the benefit of employees of the Company or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

     "Funds" shall mean Infinity Investors Limited, Global Growth Limited, Glacier Capital Limited and Summit Capital Limited.

                  "GAAP" shall mean generally accepted accounting principles in the United States consistently applied during a relevant period.

                 "GSS" shall mean GSS Array Technologies Public Company Limited.

                  "Guarantee" shall mean any guarantee or other Contingent Obligation (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (i) any endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (ii) any Contract (x) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations,
(y) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (z) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy an obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation.

                  "Guarantor"   shall  mean  each   Subsidiary  of  the  Company
executing the Guaranty or otherwise made a party thereto in accordance with the terms thereof.

                  "Guaranty" shall mean that certain Guaranty of even date herewith executed and delivered by the Guarantors and the Agent, as the same may be amended, modified or supplemented.

                  "Holder" shall have the meaning given to such term in the first paragraph of this Secured Note.

                  "Indebtedness" shall mean, as to any specified Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person (x) evidenced by any notes, bonds, debentures or similar instruments made or issued by such Person, (y) for borrowed money or (z) for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person, (iii) all liabilities secured by any Lien upon any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized in accordance with GAAP under leases under which such Person is the lessee and (v) all Contingent Obligations and Guarantees of such Person.

                  "Independent Director" shall mean a director of the Company who has no relationship to the Company that may interfere with the exercise of such individual's independence from the Company or its management. For purposes hereof, "relationship" shall include, without limitation, (i) being employed by the Company or any of its Affiliates at any time during the year in which such individual was elected to the Board of Directors of the Company or at any time during any of the three calendar years preceding the year of such election, (ii) accepting any compensation from the Company or any of its Affiliates other than compensation for board service or benefits under a tax-qualified retirement plan, (iii) being a member of the immediate family of an individual who at any time during the year in which such director was elected to the Board of Directors of the Company is, or has been at any time during any of the three calendar years preceding the year of such election, employed by the Company or any of its Affiliates as an executive officer, (iv) being a partner in, or a controlling shareholder or an executive officer of, any for-profit organization to which the Company or any of its Affiliates made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent (5%) of such organization's consolidated gross revenues for that year, or $200,000, whichever is more, at any time during any of the three calendar years preceding the year of election of the director to the Company's Board of Directors, and (v) being employed as an executive of another company where any of the Company's executives serve on such other company's compensation committee.

     "Interest" shall have the meaning given to such term in the first paragraph of this Secured
Note.

                  "Isosceles" shall mean Isosceles Fund Ltd.

                  "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, encumbrance, right of first refusal, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

                  "Material Adverse Effect" shall mean, with respect to the Company and its Subsidiaries taken as a whole, any material adverse effect on the ability of the Company or the Subsidiaries to perform any of their obligations under any Transaction Document.

                  "Maturity Date" shall have the meaning given to such term in the first paragraph of this Secured Note.

     "Merger" shall have the meaning set forth in Section 8.6(c) hereof.

     "NEC" shall mean NEC Technologies, Inc., a Delaware corporation.

                  "NewCom" shall mean NewCom, Inc., a Delaware corporation.

                  "Non-Core Assets" shall mean those assets and properties of the Company or any of its Subsidiaries which are not used in connection with, or related to, directly or indirectly, the AuraGen business of the Company or any aspect thereof, including, without limitation, the capital stock of any Subsidiary so long as neither such Subsidiary nor any of its assets or properties are used directly or indirectly in the conduct of the AuraGen business or any aspect thereof.

     "Notice of Conversion" shall have the meaning set forth in Section 8.1 hereof.

                  "Obligations" shall mean all present and future obligations, liabilities and other amounts owing to the Holder pursuant to this or any other Secured Note or any other Transaction Document.

                  "Option" shall mean any subscription, option, warrant, right, security, Contract, commitment, understanding, or stock appreciation, phantom stock option, profit participation or arrangement by which the Company is bound to issue any additional shares of its capital stock or rights pursuant to which any Person has a right to purchase shares of the Company's capital stock.

                  "Order" shall mean any decree, order, judgment, injunction, rule, ruling, Lien, voting right, or consent of or by an Authority.

     "OSHA" shall mean the Occupational Safety and Health Administration.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permits" shall mean all permits, licenses, registrations, certificates, Orders or approvals from any Authority or other Person (including, without limitation, those relating to the occupancy or use of owned or leased real property) issued to or held by the Company.

                  "Permitted Liens" shall have the meaning given to such term in
Section 4.1 hereof.

                  "Person" shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA which is maintained or contributed to by (or to which there is an obligation to contribute of) the Company or a Subsidiary of the Company or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which the Company, or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Preferred Stock" shall have the meaning given to such term in
Section 3.15 hereof.

                  "Proprietary Rights" shall mean all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data and documentation, (vi) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vii) other proprietary rights relating to any of the foregoing and
(viii) copies and tangible embodiments thereof.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Registration Statement" shall mean any registration statement of the Company which covers any of the Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Regulation"   shall  mean  any  rule,  law,  code,   statute,
regulation, ordinance, requirement, announcement or other binding action of or by an Authority.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

     "Restructuring" shall mean the restructuring of the Company's financial affairs.

                  "Rose Glen" shall mean RGC International Investors, LDC, a limited duration company of the Cayman Islands.

     "SEC Documents" shall have the meaning set forth in Section 2.23 hereof.

                  "Secured Note" shall mean this Secured Note, as the same may be amended, modified or supplemented and any replacement or substitution therefor.

     "Securities Act" shall mean the United States Securities Act of 1933, as amended from time to time.

                  "Security   Agreement"   shall  mean  that  certain   Security
Agreement of even date herewith executed and delivered by the Company and the Agent, as the same may be amended, modified or supplemented.

                  "Security  Documents"  shall mean (i) the Security  Agreement,
(ii) the Stock Pledge Agreement, and (iii) all other documents, certificates and instruments executed and delivered in connection with any of the foregoing.

                  "Shares" shall mean shares of Common Stock issued to the Holder upon conversion of this Secured Note or exercise of the Warrants.

                  "Stock Pledge Agreement" shall mean that certain Stock Pledge Agreement of even date herewith executed and delivered by the Company and the Agent, as the same may be amended, modified or supplemented.

                  "Subsidiaries"  has the meaning  given to such term in Section
2.1 hereof; provided, however, that for purposes of this Secured Note and the other Transaction Documents, the term "Subsidiaries" shall not include NewCom.

                  "Taxes" shall mean any taxes, including, without limitation, income, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, foreign, fuel, excess profits, occupational and interest equalization, windfall profits, severance, and other charges (including interest and penalties).

                  "Trading Day" shall mean (i) a day on which the Common Stock is traded on the Nasdaq Stock Market, Inc. or Nasdaq SmallCap Market or principal national securities exchange or market on which the Common Stock has been listed or quoted, or (ii) if the Common Stock is not listed or quoted on the Nasdaq Stock Market, Inc. or Nasdaq SmallCap Market or any principal national securities exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

                  "Transaction Documents" shall mean and include (i) this Secured Note, (ii) the Security Documents, (iii) the Guaranty, (iv) the Exchange Agreement and (v) all other documents, certificates and instruments executed and delivered in connection with any of the foregoing.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions). "Warrants" shall mean the Warrants of even date herewith to purchase Common Stock at an exercise price of $0.375 per share.

                  "Working Capital Indebtedness" shall mean Indebtedness incurred by the Company for working capital purposes, on commercially reasonable terms, in arm's length transactions and approved in each case by no less than two-thirds (2/3) of the Board of Directors of the Company (composed in the manner set forth in Section 3.12(a) hereof) prior to the incurrence thereof.

                  "Year 2000 Compliant" shall mean (i) with respect to Date Data, that such data is in proper format and accurate for all dates in the twentieth and twenty-first centuries, and (ii) with respect to Date-Sensitive Systems, that each such system accurately processes all Date Data, including for the twentieth and twenty-first centuries, without loss or any functionality or performance, including but not limited to calculating, comparing, sequencing, storing and displaying such Date Data (including all leap year considerations), when used as a stand-alone system or in combination with other software or hardware.

                  1.2.     Principles of Construction.

                  (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Secured Note unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Secured Note shall refer to this Secured Note as a whole and not to any particular provision of this Secured Note.

                  (b) All accounting terms not specifically defined herein shall be construed in accordance with GAAP in conformity with those used in the preparation of the financial statements described in Section 3.1 hereof.

                  SECTION 2.        Representations and Warranties.

                  In order to induce the Holder to accept this Secured Note, the Company makes the following representations, warranties and agreements, all of which shall survive the issuance and delivery of this Secured Note, with the occurrence of the issuance and delivery of this Secured Note being deemed to constitute a representation and warranty that the matters specified in this
Section 2 are true and correct in all material respects on and as of the Execution Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

                  2.1. Corporate Status. Each of the Company, Aura Ceramics and AuraSound is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to transact the business in which it is engaged and presently proposes to engage. The Company has no subsidiaries or equity investment in any other Person other than as set forth in Schedule 2.1 hereto (collectively, the "Subsidiaries"), and the only Subsidiaries with assets or property having more than minimal value are Aura Ceramics, AuraSound and Aura Realty.

                  2.2. Corporate Power and Authority; Enforcement. Each of the Company, Aura Ceramics and AuraSound has the requisite corporate power and authority to execute, deliver and perform the terms and provisions of each Transaction Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of such Transaction Document. Each of the Company, Aura Ceramics and AuraSound has duly executed and delivered each Transaction Document to which it is a party, and each such Transaction Document constitutes the legal, valid and binding obligation of the Company, Aura Ceramics and AuraSound enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application (regardless of whether enforcement is sought in equity or at law).

                  2.3. Capitalization. The authorized, issued and outstanding capital stock of the Company and its Subsidiaries is set forth on Schedule 2.3 hereto (as may be supplemented in accordance with Section 3.19 hereof). No shares of Common Stock are entitled to preemptive or similar rights. Except for the Secured Notes and as otherwise specifically disclosed in Schedule 2.3 hereto, there are no outstanding Options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company, Aura Ceramics nor AuraSound is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter or similar organizational documents.

                  2.4. Issuance of Secured Note. This Secured Note has been duly and validly authorized, issued and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms free and clear of all Liens.

                  2.5.  No  Violation.   Neither  the  execution,   delivery  or
performance by the Company of this Secured Note or Warrants or of the Company or any of its Subsidiaries of any of the other Transaction Documents nor compliance by any of them with the terms and provisions hereof and thereof, nor the consummation of the transactions contemplated hereby or thereby, will (i) contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, judgment, injunction, decree or other restriction of any court or Authority (including federal and state securities laws and regulations), (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company or its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, Contract or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its property or assets is bound, affected or to which it may be subject (but not including any default arising under Existing Secured Indebtedness of the Company owed to Imperial Bank as a result of the granting of Liens under the Security Documents in respect of the Secured Notes), or (iii) conflict or be inconsistent with or violate any provision of the certificate of incorporation, bylaws or other charter or similar organizational document (each as amended through the date hereof) of the Company or any of its Subsidiaries. The businesses of the Company and its Subsidiaries have not been, and are not currently being, conducted in violation of any law, ordinance or regulation of any Authority, except for violations which, individually or in the aggregate, do not have, or could not reasonably be expected to have, a Material Adverse Effect.

                  2.6. Consents and Approvals. No consent, waiver, authorization or order of, or any filing or registration with, any court or other federal, state, local or other governmental Authority or other Person (except (A) as have been obtained or made on or prior to the Execution Date and which remain in full force and effect on such date and (B) for the filing and effectiveness of the Registration Statement referred to in Section 3.14 hereof) is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Transaction Document or (ii) the legality, validity, binding effect or enforceability of any such Transaction Document.

     2.7. Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.

                  (a) The audited consolidated year-end balance sheets of the Company for each of the fiscal years ended February 28, 1998 and 1997 and related consolidated statements of income, cash flow and shareholders' equity of the Company and its Subsidiaries for the fiscal years, ended on such dates, copies of which are attached hereto as Schedule 2.7(a) (collectively, the "Financial Statements"), fairly present the financial condition of the Company and its Subsidiaries as of such dates and the consolidated results of the operations of the Company and its Subsidiaries for such fiscal years. All of the foregoing financial statements have been prepared (i) in accordance with GAAP (except as stated therein or in the notes thereto) and (ii) from the books and records of the Company, except that the unaudited financial statements have no notes attached thereto and do not have year-end adjustments (none of which would be recurring). All properties used in the Company's business operations as of each Financial Statement date are reflected in the Financial Statements in accordance with and to the extent required by GAAP.

                  (b) On and as of the Execution Date and after giving effect hereto, the Restructuring and to all Indebtedness (including under the Transaction Documents) being incurred or assumed by the Company and its Subsidiaries in connection therewith, (i) the sum of the tangible and intangible assets, at a fair valuation, of the Company and Aura Ceramics on a stand-alone basis and of the Company and its Subsidiaries taken as a whole will exceed their debts; (ii) the Company and Aura Ceramics on a stand-alone basis and the Company and its Subsidiaries taken as a whole have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (iii) the Company and Aura Ceramics on a stand-alone basis and the Company and its Subsidiaries taken as a whole will have sufficient capital with which to conduct their businesses. The amount of Contingent Obligations at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. A copy of the pro forma consolidated balance sheet of the Company after giving effect hereto, to the Restructuring and to all Indebtedness (including under the Transaction Documents) being incurred or assumed by the Company and its Subsidiaries in connection therewith is attached hereto as Schedule 2.7(b) hereto.

                  (c) Except as fully disclosed in the Financial  Statements and
Schedule 2.11 hereto, there were as of the Execution Date no Indebtedness, liabilities or obligations with respect to the Company or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent, unliquidated or otherwise, known or unknown to the Company, whether or not due) which, either individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect. As of the Execution Date, the Company does not know of any basis for the assertion against it or any of its Subsidiaries of any Indebtedness, liability or obligation of any nature whatsoever that is not fully disclosed in the Financial Statements or Schedule
2.11 hereto which, either individually or in the aggregate, has, or could reasonably be expected to have, a Material Adverse Effect.

                  (d) The projections delivered to the Agent on the Execution Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the projections which are based upon or include information known to the Company to be misleading in any material respect or which fail to take into account material information known to the Company regarding the matters reported therein. The Company believes that the projections are reasonable and attainable, it being recognized by the Holder, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the projections may differ from the projected results and that the differences may be material.

                  2.8. Ranking. The Obligations under this Secured Note and the other Transaction Documents constitute unconditional secured Indebtedness of the Company and the Guarantors, and (with respect to the Company, Aura Ceramics and AuraSound) rank and will rank (i) at least pari passu in priority of payment and in all other respects with all other present and future secured Indebtedness of such Persons subject to the priority rights of holders of (A) Existing Secured Indebtedness as of the Execution Date as set forth on Schedule 2.8(i)(A) hereto,
(B) validly created and fully perfected senior secured Indebtedness permitted under Sections 4.5(c) and 4.5(d) hereof incurred by the Company after the Execution Date, and (C) obligations of the Company, Aura Ceramics and AuraSound existing on the Execution Date secured by valid and perfected judgment liens against such Persons as set forth in Schedule 2.8(i)(C) hereto; provided, however, that the Company may supplement such Schedule 2.8(i)(C) to reflect judgment liens validly created and fully perfected through the Execution Date which the Company had no knowledge of and were not identified in UCC certificates set forth in Schedule 2.8(i)(C), and senior to all other Indebtedness of such Persons.

                  2.9. Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective assets or properties before or by any court, governmental or administrative agency or regulatory Authority (federal, state, county, local or foreign) which (A) relates to or challenges the legality, validity or enforceability hereof or of any of the Transaction Documents or of any transaction contemplated hereby or thereby, (B) could, individually or in the aggregate, adversely impair such Person's ability to perform fully on a timely basis its obligations under any of the Transaction Documents, or (C) has, or could reasonably be expected to have, a Material Adverse Effect from and after the Execution Date (except for the DFS Claims).

                  2.10. No Default or Violation. On and as of the Execution Date (except as otherwise provided herein, in the Transaction Documents or as disclosed in Schedule 2.10 hereto), neither the Company nor Aura Ceramics: (i) will be in default under or in violation of any indenture, loan or credit agreement or any other agreement evidencing Indebtedness of the Company or any of its Subsidiaries or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (but not including any default arising under Existing Secured Indebtedness of the Company owed to Imperial Bank as a result of the granting of Liens under the Security Documents in respect of the Secured Notes), (ii) will be in violation of any order of any court, arbitrator, governmental body or Authority, or (iii) will be in violation of any statute, rule or regulation of any Authority, except as could not, in any such case, individually or in the aggregate, (A) adversely affect the legality, validity or enforceability of any transaction contemplated hereby or any of the Transaction Documents, or (B) adversely impair such Person's ability to perform fully on a timely basis its obligations under any of the Transaction Documents or (C) has, or could reasonably be expected to have, a Material Adverse Effect.

                  2.11. Indebtedness. Schedule 2.11 hereto sets forth a true and complete list (subject to variances not to exceed seven and one-half percent (7 1/2%) in the aggregate) of all Indebtedness (excluding Indebtedness under the Secured Notes and the other Transaction Documents) of the Company, Aura Ceramics, and Aura Realty as of the Execution Date and which is to remain outstanding (the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof, accrued interest in respect thereof and the name of any Person which directly or indirectly guaranteed such debt.

                  2.12. True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Company or any of its Subsidiaries in writing to the Agent or any Fund (including, without limitation, all information contained in the Transaction Documents) for purposes of or in connection with this Secured Note, any other Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Company or any of its Subsidiaries in writing to the Agent or any Fund will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. There is no fact which the Company has not disclosed to the Agent or the Funds herein and of which the Company, its Subsidiaries, or any of their respective officers, directors or executive employees is aware and which has, or could reasonably be expected to have, a Material Adverse Effect.

                  2.13.  Tax  Returns  and  Payments.  Except  as  disclosed  in
Schedule 2.13 hereto, each of the Company, Aura Ceramics, AuraSound and Aura Realty (i) has filed all income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on its financial statements in accordance with GAAP, and (ii) has at all times paid, or has provided adequate reserves (in the good faith judgment of the management of such Person) for the payment of, all income taxes applicable for all prior fiscal years and for the current fiscal year to date. Except as disclosed in Schedule
2.13 hereto, there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Company, Aura Ceramics, AuraSound, or Aura Realty, threatened by any Authority regarding any taxes relating to such Person. As of the Execution Date, neither the Company, Aura Ceramics, AuraSound, nor Aura Realty has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of such Person, or is aware of any circumstances that would cause the taxable years or other taxable periods of such Person not to be subject to the normally applicable statute of limitations.

                  2.14.    Compliance with ERISA.

                  (a) Schedule 2.14 hereto sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or
Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been made; neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Company or any Subsidiary of the Company or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Company and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the Execution Date, would not exceed $100,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Company, any Subsidiary of the Company, or any ERISA Affiliate has at all times been operated in compliance with the provisions of
Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Company or any Subsidiary of the Company or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Company and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  (b) Neither the Company nor any of its Subsidiaries has, or has ever had, a Foreign Pension Plan.

                  2.15. Compliance with Law and Applicable Government Regulations. Each of the Company and its Subsidiaries is presently in compliance with regard to its operations, practices, real property, plants, structures, machinery, equipment and other property, and all other aspects of its business, with all applicable Regulations and Orders, including, but not limited to, all Regulations relating to the safe conduct of business, environmental protection, quality and labeling, antitrust, Taxes, consumer protection, equal opportunity, discrimination, health, sanitation, fire, zoning, building and occupational safety, except for such non-compliances which, individually or in the aggregate, would not have, nor could reasonably be expected to have, a Material Adverse Effect. There are no Claims pending or, to the Company's knowledge, threatened, nor has the Company received any written notice regarding any violations of any Regulations or Orders enforced by any Authority including any requirement of OSHA or any pollution and environmental control agency (including air and water) which have, or could reasonably be expected to have, a Material Adverse Effect.

                  2.16. Security Documents. The provisions of each of the Security Documents will, on the Closing Date, create in favor of the Agent, for the benefit of the Funds, as security for the Obligations hereunder and under all other Exchange Documents, a valid security interest in all of the right, title and interest of the relevant assignor or pledgor thereunder in and to the Collateral described therein and, with respect to the Company, Aura Ceramics and AuraSound, superior to all Liens subject to the priority rights of holders of Permitted Liens of the types described in clauses (c) and (i) of Section 4.1 (and any extension, renewal or replacement thereof to the extent permitted by Section 4.1(k)).

                  2.17. Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the United States Investment Company Act of 1940, as amended.

                  2.18. Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

                  2.19. Labor Relations. Each of the Company and its Subsidiaries is on the Execution Date in compliance with all federal, state and local Regulations or Orders affecting employment and employment practices applicable to each such Person, including terms and conditions of employment and wages and hours, except for certain failure to make salary or other compensation payments to management and such non-compliances which, individually or in the aggregate, would not have, nor could reasonably be expected to have, a Material Adverse Effect. The Company and its Subsidiaries have on the Execution Date no collective bargaining agreements and there have been no strikes, work stoppages or any demands for collective bargaining by any union or labor organization. Neither the Company nor any of its Subsidiaries is engaged on the Execution Date in any unfair labor practice that has, or could reasonably be expected to have, a Material Adverse Effect. There is as of the Execution Date (A) no unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of its
Subsidiaries and (C) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (A), (B) or (C) above, either individually or in the aggregate) which does not have, nor could reasonably be expected to have, a Material Adverse Effect.

                  2.20. Proprietary Rights, Licenses, Franchises and Formulas. Each of the Company and its Subsidiaries owns all Proprietary Rights, licenses, franchises and formulas, or rights with respect to any of the foregoing, and has obtained assignments of all leases and other rights of whatever nature necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, has, or could reasonably be expected to have, a Material Adverse Effect. To the best knowledge of the Company, no claim is pending that the Company or any of its Subsidiaries infringes upon the asserted rights of any other Person under any intellectual property, except for claims which could not, individually or in the aggregate, have, or could not reasonably be expected to have, a Material Adverse Effect. To the best knowledge of the Company, no claim is pending that such intellectual property owned or licensed by the Company or any of its Subsidiaries or which such Person otherwise has the right to use is invalid and unenforceable, except for claims which could not, individually or in the aggregate, have, or reasonably could be expected to have, a Material Adverse Effect. The consummation of the transactions contemplated hereby or by any of the other Transaction Documents will not alter or impair any rights of the Company or any of its Subsidiaries to use any intellectual property in a way that would not, individually or in the aggregate, have, or could not reasonably be expected to have, a Material Adverse Effect. The Company is the legal and beneficial owner of all right, title and interest in, to, and under the Proprietary Rights with respect to AuraGen, and the Company has not entered into any agreement or understanding with any Person concerning any sale, lease, transfer, option, license, assignment or other disposition of such Proprietary Rights.

                  2.21. Certain Fees. No fees or commission will be payable by the Company to any broker, finder, investment banker or bank with respect to the consummation of the transactions contemplated hereby or by any of the other Transaction Documents.

                  2.22. Private Offering. The offer, issuance and sale of this Secured Note are exempt from registration under the Securities Act or any state securities or blue sky law. Neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of this Secured Note under the Securities Act) which might subject the offering, issuance or sale of this Secured Note to the registration requirements of the Securities Act.

                  2.23. SEC Documents. Attached hereto as Schedule 2.23 is a true and complete list of all forms, reports and documents required to be filed by the Company and its Subsidiaries under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the "SEC Documents"), which the Company has failed to file as of the Execution Date.

                  2.24. Directors and Management Compensation. Schedule 2.24 hereto sets forth a list of all officers, directors and key employees (meaning those earning more than $50,000.00 annually including all bonuses and non-cash consideration) of the Company and its Subsidiaries, together with a description of their respective positions and total compensation and a list of all other outstanding obligations owed by the Company to each of such Persons. On and as of the Execution Date, the Company and its Subsidiaries will not have any liability to any of their employees, officers or directors (except as set forth in Schedule 2.24(i)) other than for the payment of salaries and director fees to be paid in the ordinary course of business.

                  2.25. Absence of Certain Changes. Since November 30, 1998, except as fully disclosed on Schedule 2.25 hereto or otherwise provided in this Secured Note, there has not been any (a) material adverse change in the business, operations, properties, assets, condition (financial or otherwise), results, plans, strategies or prospects of the Company or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect; (b) damage, destruction or loss, whether covered by insurance or not, which has, or could reasonably be expected to have, a Material Adverse Effect with regard to the Company's or any of its Subsidiaries' property and business; (c) declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of the Company's or any of its Subsidiaries' capital stock, or any redemption or other acquisition of such stock by the Company or any of its Subsidiaries; (d) increase in the compensation payable to or to become payable by the Company or any of its Subsidiaries to its officers, Insiders or employees (other than in the ordinary course) or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such officers, Insiders or employees (other than in the ordinary course) or any Affiliate of the Company or any of its Subsidiaries; (e) entry into any material Contract not in the ordinary course of business, including, without limitation, any borrowing or capital expenditure; (f) change by the Company or any of its Subsidiaries in accounting methods or principles; or (g) consensual Lien placed on any property of the Company or any of its Subsidiaries other than Permitted Liens.

                  2.26. Year 2000 Compliance. As of the Execution Date, except as set forth on Schedule 2.26 hereto, all Date Data and Date-Sensitive Systems, if any, of the Company and its Subsidiaries are Year 2000 Compliant. The Company and its Subsidiaries have obtained written representations or assurances from each entity that (x) provides Date Data to the Company or any of its Subsidiaries, or (y) processes in any way Date Data for the Company or any of its Subsidiaries or otherwise provides any material product or service to the Company or any of its Subsidiaries that is dependent on Year 2000 Compliant Date Data or a Year 2000 Compliant Date-Sensitive System, that all of such entity's Date Data and Date-Sensitive Systems that are used for, or on behalf of, the Company or any of its Subsidiaries are Year 2000 Compliant.

                  2.27. Capital Expenditures and Investments. Each Contract of the Company and its Subsidiaries for capital expenditures and investments involving $50,000 or more entered into on or after November 30, 1998 is fully disclosed in Schedule 2.27 hereto.

                  2.28. Dealings with Affiliates. Schedule 2.28 hereto sets forth a complete and accurate list, including the parties, of all oral or written Contracts to which the Company and its Subsidiaries are, will be or have been a party, at any time from November 30, 1998 to and including the Execution Date, and to which any one or more of their Affiliates is also a party. Except as set forth on Schedule 2.28 hereto, since November 30, 1998, the Company and its Subsidiaries have not made any payments, loaned any funds or property or made any credit arrangement with any Affiliate or employee of the Company or any of its Subsidiaries except for the payment of employee salaries and director compensation in the ordinary course of business.

                  2.29. Solicitation Materials. The Company did not solicit any offer to buy or sell this Secured Note by means of any form of general solicitation or advertising.

                  2.30. Aura Ceramics. On and as of the Closing Date, the Company has not entered into any binding agreement for the sale, lease or other disposition of all or substantially all of the assets of Aura Ceramics.

     2.31. Aura Tech. Aura Tech, Inc. has no assets and has never owned any assets.

                  SECTION 3.        Affirmative Covenants.

                  The Company covenants and agrees that on and after the Execution Date and until this Secured Note has been paid in full and is no longer outstanding:

                  3.1. Information Covenants. It will furnish to the Agent for distribution to the Holder and each of the Funds:

                  (a) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of the first three fiscal quarters in each fiscal year of the Company following the Execution Date, (i) the consolidated balance sheet of the Company as at the end of such fiscal quarter and the related consolidated statements of income and retained earnings and statement of cash flows, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be in reasonable detail and certified by the Chief Financial Officer of the Company to the effect that such financial statements have been prepared in accordance with GAAP and that they fairly present the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes and (ii) management's discussion and analysis of the important operational and financial developments during the fiscal quarter and year-to-date periods in the form customarily prepared by management or as otherwise agreed with the Agent.

                  (b) Annual Financial Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company following the Execution Date, (i) the consolidated balance sheet of the Company as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal year, in each case setting forth comparative budgeted figures for such fiscal year and setting forth comparative consolidated figures for the preceding fiscal year, and certified by a firm of independent certified public accountants of recognized international standing as shall be reasonably acceptable to the Agent, in each case to the effect that such financial statements have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of their operations and cash flows, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year, in the form customarily prepared by management or as otherwise agreed with the Agent.

                  (c) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 3.1(a) or (b), a certificate of the Chief Financial Officer of the Company to the effect that, to the best of such officer's knowledge, no Event of Default has occurred and is continuing or, if any Event of Default has occurred and is continuing, specifying the nature and extent thereof.

                  (d) Notice of Default, Judgment or Litigation. From and after the Execution Date, promptly upon, and in any event within 10 Business Days after the Chief Executive Officer, the President, the Chief Financial Officer or the General Counsel of the Company or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes an Event of Default, (ii) any judgment by or against the Company or any of its Subsidiaries with respect to any material Indebtedness, (iii) any notice of default given to the Company or any of its Subsidiaries in respect of any Existing Secured Indebtedness, and (iv) any litigation or governmental investigation or proceeding commenced (x) against the Company or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect, (y) with respect to any material Indebtedness of the Company or any of its Subsidiaries or (z) with respect to any Transaction Document or any transaction contemplated hereby or thereby.

                  (e) Other  Reports and Filings.  Promptly  after the filing or delivery thereof, copies of all financial information, proxy materials, reports and other material filings, if any, which the Company or any of its Subsidiaries shall publicly file with any Authority (including, without limitation, the Commission) and with any international or national securities exchange (including, without limitation, the Nasdaq Stock Market, Inc.).

                  (f) Year 2000 Compliance. It will promptly notify the Agent in the event that it discovers or determines that any computer application (including, without limitation, those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure does not have, nor could reasonably be expected to have, a Material Adverse Effect.

                  (g) Other Information. From time to time, such other information or documents (financial or otherwise) as the Agent, the Holder or any Fund may reasonably request, including, without limitation, the quarterly financial statements of any of the Company or any of its Subsidiaries prepared in accordance with the provisions of Section 3.1(a).

                  3.2. Books, Records and Inspections. It will, and will cause each of its Subsidiaries to keep proper books of record and accounts in which full, true and correct entries are made (and with respect to the Company, Aura Ceramics and Aura Realty in conformity with GAAP) and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent, the Holder or any Fund to visit and inspect, under guidance of officers of the Company or such Subsidiary, any of the properties of the Company or such Subsidiary, and to examine the books of account of the Company or such Subsidiary and discuss the affairs, finances and accounts of the Company or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as the Agent, the Holder or such Fund may reasonably request.

                  3.3. Corporate Existence and Franchises. Within sixty (60) days following the Execution Date, it will, and will cause Aura Ceramics and AuraSound to, do or cause to be done all things necessary to effect, preserve and keep in full force and effect its existence and its good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualification.

                  3.4. Compliance with Statutes, etc. It will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect.

                  3.5. Compliance with Environmental Laws. It will comply, and will cause each of its Subsidiaries to comply, in all material respects with all environmental laws applicable to the ownership or use of its real property now or hereafter owned or operated by the Company or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such real property free and clear of any Liens imposed pursuant to such environmental laws.

                  3.6. ERISA. As soon as possible and, in any event,  within ten
(10) days after the Company, any Subsidiary of the Company or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Company will deliver to each of the Funds a certificate of the chief financial officer of the Company setting forth the full details as to such occurrence and the action, if any, that the Company, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by the Company, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan participant and any notices received by the
Company, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Company has previously delivered to the Funds a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in
Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection
 .62,  .63,  .64,  .65,  .66,  .67 or .68 of  PBGC  Regulation  Section  4043  is
reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard
(including   any  required   installment   payments)  or  an  extension  of  any
amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Company, any Subsidiary of the Company or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that the Company or any Subsidiary of the Company may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. The Company will deliver to each of the Funds copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Company will also deliver to each of the Funds a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial
statements  and  opinions  and  other  supporting  statements,   certifications,
schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Funds pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the Company, any Subsidiary of the Company or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Funds no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by the Company, the Subsidiary or the ERISA Affiliate, as applicable. The Company and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary of the Company.

                  3.7. End of Fiscal Years; Fiscal Quarters. It will, and will cause each of its Subsidiaries to, provide the Agent prior written notice with respect to the change of their respective fiscal years and fiscal quarters.

                  3.8. Performance of Obligations. It will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement and each other material agreement, Contract or instrument by which it or any of its properties or assets is bound, except such non-performances which, individually or in the aggregate, do not have, nor could reasonably be expected to have, a Material Adverse Effect.

                  3.9. Payment of Taxes. It will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 4.1; provided, that neither the Company nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                  3.10. CNA Restructuring Agreement. No later than the date which is sixty (60) days following the Execution Date, the Company and CNA shall have executed and delivered the CNA Restructuring Agreement and all conditions to the CNA Restructuring Agreement shall have been satisfied and not waived to the satisfaction of the Funds unless otherwise agreed to in writing by the Funds.

                  3.11. DFS Claims and Isosceles Indebtedness. It will give the Agent prompt written notice (but in no event later than three Business Days) of
(i) any settlement, liquidation, arbitral award, judgment or any other resolution of the DFS Claim and any action taken by or for the benefit of DFS to enforce any such award, judgment or other resolution (including, without limitation, by way of levy, attachment, garnishment, foreclosure, or possession of the Company's assets) or (ii) any settlement, liquidation, arbitral award, judgment or any other resolution of the Indebtedness of the Company owed to Isosceles and any action taken by or for the benefit of Isosceles to enforce such Indebtedness (including, without limitation, by way of levy, attachment, garnishment, foreclosure, or possession of the Company's assets).

                  3.12. Certain Corporate Matters. (a) No later than the date which is 60 days following the Execution Date, the Board of Directors of the Company shall be composed of seven directors, not less than four of whom must be Independent Directors;

                  (b) No later than August 31, 2000, the Board of Directors of the Company shall be composed of nine directors, not less than five of whom must be Independent Directors; and

                  (c) No later than the date which is 30 days following the Execution Date, the Company shall file with the Commission and such other authorities as applicable law may require proxy materials with respect to the matters provided in clauses (a) and (b) above.

                  3.13. Issuance of Shares. No later than the date which is 90 days following the Execution Date, the Shares shall have been duly authorized for issuance in accordance with the terms of this Secured Note and the other Transaction Documents.

                  3.14. Registration Statement. No later than the date which is 90 days following the Execution Date, the Company shall have filed with the Commission a Registration Statement with respect to the resale of the Shares. The Company shall use its best efforts to (i) cause such Registration Statement to become effective as soon as possible thereafter and (ii) maintain such Registration Statement's effectiveness.

                  3.15. Additional Equity. No later than the date which is 180 days following the Execution Date, the Company shall have received, in addition to the New Equity, equity contributions in cash in an amount of not less than $1,600,000 in exchange for new Common Stock. The Company shall be permitted to issue preferred stock ("Preferred Stock") strictly in accordance with the term sheet annexed hereto as Schedule 3.15 as authorized by 2/3 of the Board of Directors of the Company (composed in the manner set forth in Section 3.12(a) hereof); provided, however, that the certificate of designation with respect to the Preferred Stock shall not be filed without the prior written consent of the Agent (which shall not be unreasonably withheld) to confirm the provisions in
Schedule 3.15.

                  3.16. Supplemental Information. From time to time, the Company shall promptly supplement or amend information previously delivered to the Funds with respect to any matter hereafter arising which, if existing or occurring at the Execution Date, would have been required to be set forth or disclosed; provided, however, that such supplemental information shall not be deemed to be an amendment to any schedule or exhibit hereto.

                  3.17 Covenant to Guarantee Obligations and Give Security. In the event that the Company or any of its Subsidiaries shall create or acquire a subsidiary, such Person shall, at its expense:

                  (a) within 10 days after the date of such creation or acquisition, cause each such new Subsidiary to duly execute and deliver to the Agent (i) a Guaranty substantially in the form of Exhibit B hereto, and (ii) such Security Documents as the Agent may request;

                  (b) within 15 days after the date of such creation or acquisition, deliver to the Agent, upon the request of the Agent in its sole discretion, a favorable opinion, addressed to the Agent and each of the Funds, of counsel for such Guarantor acceptable to the Agent, as to such matters as the Agent may reasonably request; and

                  (c) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such actions as the Agent may deem necessary or reasonably desirable in order to obtain the full benefits of such Guaranty and Security Documents.

                  For purposes of this Section 3.17, "subsidiary" shall mean, with respect to the Company or any Subsidiary, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation
(irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more subsidiaries of such Person, and (ii) any partnership, association, joint venture or other entity in which such Person and/or one of more subsidiaries of such Person has more than a 50% equity interest at the time.

                  3.18. Further Assurances. The Company will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver, or cause to be made, executed, endorsed, acknowledged, filed and/or delivered, to the Agent from time to time such vouchers, invoices, schedules, conveyances, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral as the Agent may reasonably require in order to provide the Agent with the Liens and rights granted under the Security Documents with respect to the Collateral.

     3.19. Guarantors. The Company will supplement Schedule 2.3 hereof within 10 days of the Closing to reflect the authorized, issued and outstanding capital stock of Aura Medical Systems, Inc. and Electrotec Productions, Inc.

                  3.20. Bank Accounts. The Company will give notice to the Agent subject to and in accordance with Section 2.5 of the Security Agreement regarding the location of all of its bank accounts (including account numbers).

                  3.21. Non-Recourse Notes. Within forty-five (45) days of the Closing Date, at least fifty percent (50%) of the Indebtedness owing to the holders of the 8% Secured Convertible Non-Recourse Note Due 2008 listed in
Schedule 4.1(l) shall have been converted into Common Stock of the Company.

                  3.22. Guzik Opinion. The legal opinion of Guzik & Associates (Exhibit H to the Exchange Agreement) shall be supplemented to cover the due execution, authorization and delivery of the Transaction Documents by the Guarantors to which they are a party.

                  3.23. Stock Certificates. The Company shall deliver stock certificates and stock voting powers for the Guarantors to the Agent within 10 days of the Closing Date.

                  SECTION 4.        Negative Covenants.

                  The Company hereby covenants and agrees that on and after the Execution Date and until this Secured Note has been paid in full and is no longer outstanding:

                  4.1. Liens. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of the property or assets (real or personal, tangible or intangible, including, without limitation, Proprietary Rights) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Company or any of its Subsidiaries), or assign any right to receive income or permit the filing of any notice of Lien under any recording or notice statute; provided that the provisions of this Section 4.1 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (b) Liens in respect of property or assets of the Company or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (c) Liens in existence on the Execution Date which are listed, and the property subject thereto described, in Schedule 4.1(c) hereto (the "Existing Liens"), but only to the respective date, if any, set forth in such
Schedule 4.1(c) for the removal, replacement and termination of any such Liens;

                  (d)      Liens created pursuant to the Security Documents;

                  (e) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;

                  (f) statutory and common law landlords' liens under leases to which the Company or any of its Subsidiaries is a party;

                  (g) Liens incurred in the ordinary course of business in connection with workers' compensation claims, unemployment insurance and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate outstanding amount of obligations secured by Liens permitted by this clause (g) (and the value of all cash and property encumbered by Liens permitted pursuant to this clause (g)) shall not at any time exceed $100,000;

                  (h) Liens arising after the Execution Date solely by virtue of any statutory provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company or any of its Subsidiaries, and (B) such deposit account is not intended by the Company or any of its Subsidiaries to provide collateral to the depository institution (except to Imperial Bank);

     (i) Liens in connection with Indebtedness permitted under Sections 4.5(c) and 4.5(d) hereof;

                  (j) Liens subordinate to the Liens created pursuant to the Security Documents; provided that (A) any such consensual Lien shall only be created, assumed or suffered to exist if each Person in favor of whom such Lien is created shall, contemporaneously or prior to the creation of such Lien, execute and deliver to the Agent a lien subordination agreement to that effect reasonably satisfactory to the Agent and (B) any such statutory, judgment or other nonconsensual Lien against the Company and Aura Ceramics (including, without limitation, any judgment liens which are not Permitted Liens pursuant to
Section 4.1(c)) shall only be created, assumed, or suffered to exist if the total amount of such Liens in the aggregate (excluding the DFS Claims) shall not at any time exceed $1,066,666.67; and

                  (k) any extension, renewal or replacement of the foregoing Liens; provided, however, that the Liens permitted hereunder shall not cover any additional Indebtedness or property (other than like property substituted for property covered by such Lien) except as otherwise permitted pursuant to Section 4.5(c).

                  In connection with the granting of Liens of the type described in Section 4.1(i) by the Company or any of its Subsidiaries, the Agent is hereby authorized by the Funds and shall take any actions reasonably requested by the Company in writing in connection therewith (including, without limitation, by executing appropriate lien subordination agreements in favor of the holder or holders of such Liens solely with respect to the item or items of equipment or other assets subject to such Liens).

                  Notwithstanding the foregoing, any Permitted Liens (other than Existing Liens or Liens under Sections 4.1(d)) upon or with respect to Proprietary Rights and other general intangibles of the Company and its Subsidiaries shall only be created, assumed or suffered to exist to the extent any such Lien shall be subordinate to the Liens created pursuant to the Security Documents and each Person in favor of which such Lien is created shall, contemporaneously or prior to the creation of such Lien, execute and deliver to the Agent a lien subordination agreement to that effect reasonably satisfactory to the Agent.

                  4.2. Proprietary Rights. Except with respect to Non-Core Assets in accordance with the terms hereof, the Company will not, and will not permit any of its Subsidiaries to, nor shall any such Person allow any other Person to, sell, assign or transfer any interest in any of the Proprietary Rights of the Company, or file or record any consensual Lien, assignment or other instrument, certificate or document having a similar effect with respect to any of the Proprietary Rights of the Company or any of its Subsidiaries with the U.S. Patent and Trademark Office. Nothing herein shall be deemed or construed as an argument or admission that the Liens upon the Proprietary Rights of the Company and its Subsidiaries created pursuant to the Security Documents are impaired or unperfected.

                  4.3. Consolidation, Merger, Purchase or Sale of Assets, etc. It will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of their property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                  (a) the Company, Aura Ceramics and AuraSound, taken as a whole, may lease (as lessee) (i) real property in an amount no greater than $1,200,000 in the aggregate in any 12 month period or (ii) personal property in an amount no greater than $500,000 in the aggregate in any 12 month period, or create a capitalized lease obligation;

                  (b) the Company, Aura Ceramics and AuraSound may make sales of inventory in the ordinary course of business and consistent with past practices;

                  (c) the Company and its Subsidiaries may sell, lease, or otherwise dispose of equipment or materials with a value of no greater than $25,000 in the aggregate which, in the reasonable judgment of such Person, are obsolete, worn-out or otherwise no longer useful in the conduct of such Person's business and the Funds shall take such actions as may reasonably be requested by the Company in writing in connection therewith (including, if necessary, executing an appropriate release of the Liens under the Security Documents solely with respect to such equipment and materials);

                  (d) so long as no Event of Default shall occur and has not been cured in accordance with the terms hereof, the Company and its Subsidiaries may sell, lease, or otherwise dispose of Non-Core Assets, including all of the Company's stock of any of its Subsidiaries, at fair value (as determined by no less than 2/3 of the Board of Directors of the Company composed in the manner set forth in Section 3.12(a) or (b) hereof) in arm's length transactions and the Funds shall take such actions as may be reasonably requested by the Company in writing in connection therewith (including, if necessary, by executing an appropriate release solely with respect to such Non-Core Assets of the Liens under the Security Documents and the Obligations, including indemnification obligations, under the Guaranty);

                  (e) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to the Company; and

                  (f) any Guarantor may merge with and into the Company.

                  Notwithstanding  anything to the  contrary  contained  in this
Section 4.3, neither the Company nor any of its Subsidiaries may convey, sell, lease, or otherwise dispose of any property having more than minimal value to any existing or future Subsidiary of the Company without the Agent's prior written consent. Neither the Company nor any of its Subsidiaries shall transfer or deliver any Instrument or Investment Property (as defined in the Security Agreement) to any Person (other than the Agent) except as otherwise expressly permitted by the Security Agreement or this Secured Note.

                  4.4. Dividends. (a) It will not declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by the Company with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of the Company now or hereafter outstanding (or any options or warrants issued by the Company with respect to its capital stock).

                  (b) Except as otherwise provided in this Secured Note, it will not permit any of its Subsidiaries to declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by such Subsidiary with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Subsidiary now or hereafter outstanding (or any options or warrants issued by such Subsidiary with respect to its capital stock), except that any Subsidiary may pay cash dividends to the Company, including, without limitation, in respect of any sales of Non-Core Assets in accordance with the terms hereof.

     4.5. Indebtedness. It will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

     (a) Indebtedness incurred pursuant to this Secured Note and the other Transaction Documents;

                  (b)      Existing Indebtedness;

                  (c) Working Capital Indebtedness incurred by (i) the Company only in connection with the AuraGen business, or (ii) Aura Ceramics only in connection with its existing business as of the Execution Date;

                  (d) Indebtedness incurred by (i) the Company in connection with capital expenditures related only to the AuraGen business in an aggregate amount not to exceed at any one time outstanding $1,000,000 within one year following the Execution Date and such amount as determined by two-thirds (2/3) of the Board of Directors of the Company (composed in the manner set forth in Section 3.12(a) hereof) in arm's length transactions at any time after the first anniversary of the Execution Date or (ii) Aura Ceramics in connection with capital expenditures related only to its existing business as of the Execution Date not to exceed at any one time outstanding $500,000 within one year following the Execution Date and such amount as determined by two-thirds (2/3) of the Board of Directors of the Company (composed in the manner set forth in Section 3.12(a) hereof) in arm's length transactions at any time after the first anniversary of the Execution Date;

                  (e) additional unsecured trade Indebtedness incurred by the Company related only to the AuraGen business in the ordinary course in arm's length transactions in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding; provided that any Indebtedness permitted under this
Section 4.5(e) shall be subordinate to the Secured Notes; and

                  (f) additional unsecured trade Indebtedness incurred by a Subsidiary in the ordinary course in an aggregate principal amount not to exceed $500,000 at any one time outstanding; provided that any Indebtedness permitted under this Section 4.5(f) shall be subordinate to the Secured Notes;

provided that the foregoing Indebtedness shall only be incurred if immediately prior to such incurrence and after giving effect thereto, no Event of Default shall have occurred which has not been cured in accordance with the terms of this Secured Note.

                  4.6. Transactions with Affiliates. It will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, with any Affiliate of any of them, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Company or such Subsidiary as would reasonably be obtained by the Company or such Subsidiary at that time in a comparable arm's length transaction with a Person other than an Affiliate.

                  4.7.    Limitation   on    Modifications    of   Indebtedness;
Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements. Except as otherwise permitted by this Secured Note, it will not, and will not permit any of its Subsidiaries to, (i) amend or modify, or permit the amendment or modification of, any provision of any Indebtedness (including, without limitation, the Restructured NEC Debt and all Restructured Trade Debts) or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto other than any amendments or modifications to the Existing Indebtedness which do not in any way materially and adversely affect the ability of the Company or its Subsidiaries to perform their obligations under the Transaction Documents, (ii) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption of, any Indebtedness, except that the Company may make such payments or redemptions in the aggregate amount of $500,000 in any 12 month period so long as no Event of Default shall have occurred (except for the DFS Claims), (iii) amend or modify, or permit the amendment or modification of, any provision of any Indebtedness or any agreement relating thereto, other than amendments or modifications which do not in any way materially and adversely affect the ability of the Company or its Subsidiaries to perform their obligations under the Transaction Documents, or (iv) amend, modify or change their certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or bylaws (or equivalent organizational documents), or any agreement entered into by any of them, with respect to their capital stock (including any shareholders' agreement), or enter into any new agreement with respect to their capital stock, other than any amendments, modifications or changes to this clause (iv) or any such new agreements pursuant to this clause (iv) which do not in any way materially and adversely affect the ability of the Company or its Subsidiaries to perform their obligations under the Transaction Documents; provided, however, that the Company may (A) enter into a settlement and payment of unsecured Indebtedness of the Company owed to GSS as of the Execution Date in an aggregate amount not to exceed $4,000,000,
(B) enter into a settlement and payment of the DFS Claims owed to DFS as of the Execution Date in an aggregate amount not to exceed $5,000,000, and (C) issue capital stock in accordance with Section 4.8 hereof.

                  4.8. Limitation on Issuance of Capital Stock. (a) The Company will not, and will not permit any of its Subsidiaries to, issue any equity or capital stock which may be redeemed, called or put, or which has any preference or extraordinary rights, other than Preferred Stock as contemplated under and pursuant to this Secured Note.

                  (b) The Company will not, and will not permit any of the Guarantors to, issue or agree to issue any equity or capital stock (including by way of sales of treasury stock, options, warrants to purchase, or securities convertible into, capital stock) unless at a price at or above the then fair value as determined by no less than 2/3 of the Board of Directors of the Company (composed in the manner set forth in Section 3.12(a) hereof) either at the time of issuance or the time of the relevant agreement.

                  SECTION 5.        Events of Default.

                  Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  5.1 Payments. The Company shall (i) default in the payment when due of any principal hereunder, or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest hereunder or any fees or any other amounts (other than principal) owing hereunder or under any other Transaction Document; or

                  5.2. Representations, etc. Any representation, warranty or statement made by the Company or any of its Subsidiaries herein or in any other Transaction Document or in any certificate delivered to the Agent or any Fund pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made and such misrepresentation is material and continues to be material to the business, operations, assets, revenues, properties, liabilities or prospects of the Company or any of its Subsidiaries on earlier of (i) the date notice of an Event of Default is given to the Company or (ii) the date on which the Company or any of its Subsidiaries becomes aware of such default; or

                  5.3.  Covenants.  The Company or any of its Subsidiaries shall
(a) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 3.1(d), 3.3, 3.10, 3.11, 3.12, 3.13, 3.14.,
3.15, 3.17, 3.19, 3.20, 3.21, 3.22, 3.23 or Section 4 hereof,  or (b) default in the due performance or observance by it of any other term, covenant or agreement contained in this Secured Note (other than those set forth in Section 5.1 or 5.2 or clause (a) of this Section 5.3) or any other Transaction Document and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Agent or any Fund; or

                  5.4. Default Under Other Agreements. The Company, the Guarantors or any of their Subsidiaries shall (i) default in any payment of any Existing Secured Indebtedness beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Existing Secured Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Existing Secured Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Existing Secured Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Existing Secured Indebtedness to become due prior to its stated maturity; or any Existing Secured Indebtedness of the Company, the Guarantor or any of their Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided, however, that (a) such default shall continue unremedied for a period of 30 days after notice of default has been given to the Company by the holder of Existing Secured Indebtedness asserting the default (or shall continue unremedied up to an additional 60 days beyond such initial 30-day cure period if the holder of Existing Secured Indebtedness asserting the default forbears, waives or extends such default in writing for such additional time and the Funds shall have received commensurate therewith cash or other consideration equal to the cash or other consideration given to such holder of Existing Secured Indebtedness on account of, or in connection with, or related to such holder's forbearance, waiver or extension of the default) and (b) this Section 5.4 shall not apply to any default arising under Existing Secured Indebtedness of the Company owed to Imperial Bank as a result of the granting of Liens under the Security Documents in respect of the Secured Notes.

                  5.5. Bankruptcy. The Company or any of its Subsidiaries shall commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against the Company and the petition is not controverted within 10 days after service, or is not dismissed within 30 days, after commencement of the case or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the foregoing Persons. The Company or any of its Subsidiaries shall commence any other proceeding under any reorganization, arrangement, assignment for the benefit of creditors, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its Subsidiaries. There is commenced against the Company or Aura Ceramics any such proceeding which remains undismissed for a period of 30 days, or any of the Company and Aura Ceramics is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered, or the Company or Aura Ceramics suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 30 days, or the Company or Aura Ceramics shall generally not pay its debts as they become due or there shall be deemed to have occurred a suspension of payments, or the Company or Aura Ceramics shall be substantively consolidated with any other Person, or any judgment or order which has a Material Adverse Effect shall have been entered against the Company or any of its Subsidiaries pursuant to Bankruptcy Code sections 506(c), 542, 543, 544, 545, 547, 548, 549, 550, 551, 552(b) and 553. The Company or any of its
Subsidiaries makes a general assignment for the benefit of creditors, or any corporate action is taken by the Company or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

     5.6. Security Documents. Any of the Security Documents shall cease to be valid and in full force and effect, or, except as otherwise permitted hereby, shall cease to give the Agent, for the benefit of the Funds, the Lien purported to be created thereby; or

                  5.7. Guaranty. At any time after the execution and delivery thereof, any Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under its Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to its Guaranty; or

     5.8. Material Adverse Change. Any event or condition shall occur or exist which, in the reasonable judgment of the Agent, has, or could reasonably be expected to have, a Material Adverse Effect; or

                  5.9. Denial of Liability. (a) The Company or any of its Subsidiaries shall deny its obligations under this Secured Note or any other Transaction Document; (b) any law, rule or regulation shall purport to render invalid, or preclude enforcement of, any provision of this Secured Note or any other Transaction Document or impair performance of the Company's or any Subsidiary's obligations hereunder or under any other Transaction Document or
(c) any dominant authority asserting or exercising de jure or de facto governmental or police powers shall, by moratorium laws or otherwise, cancel, suspend or defer the obligation of the Company or any of its Subsidiaries to pay any amount required to be paid hereunder or under any other Transaction Document; or

                  5.10. DFS. DFS shall obtain (i) a settlement of the DFS Claims in excess of $5 million, or (ii) an arbitral award, judgment, or other resolution of the DFS Claims in excess of $5,000,000 and DFS obtains property or assets of the Company or any of its Subsidiaries in excess of $50,000 in connection therewith (including, without limitation, by way of levy, attachment, garnishment, foreclosure or possession); or

                  5.11. Isosceles. Isosceles shall fail to convert its existing Indebtedness owed by the Company into Common Stock of the Company within six months of the Execution Date, or Isosceles at any time obtains a judgment, attaches, garnishes, takes possession or otherwise forecloses on the Company's assets or property in respect of such Indebtedness;

then, and in any such event, and at any time thereafter, if any Event of Default shall occur (which has not been cured in accordance with the terms of this Secured Note), the Holder may take any or all of the following actions, without prejudice to the rights of the Holder to enforce its claims against the Company or any of its Subsidiaries (provided that if an Event of Default specified in
Section 5.5 above shall occur with respect to the Company or any of its Subsidiaries, the result which would occur upon the giving of written notice by the Holder as specified in clause (i) below shall occur automatically without the giving of any such notice): (i) (x) declare the principal of and any accrued interest in respect of all Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and each of the Guarantors, or (y) convert all or any portion of the Obligations owing hereunder; and (ii) exercise any other rights available under the Transaction Documents or applicable law; and immediately, with respect to any violation (without any right to cure) of the representation contained in Section 2.30 hereof and/or the covenant contained in Section 4.3(d) or 4.8 hereof, the Conversion Price shall be reduced from $0.60 to $0.30.

                  SECTION 6.        Maturity.

                  If this Secured Note is not converted at the option of the Holder in accordance with Section 8 hereof, the principal amount of this Secured Note, together with accrued but unpaid interest, shall be due and payable on demand on the Maturity Date.

                  SECTION 7.        Optional Prepayment.

                  Upon giving the Agent at least three Business Days' prior written notice (which shall be irrevocable), the Company shall have the right to prepay amounts of principal under this Secured Note at any time, without premium or penalty, in an aggregate principal amount of at least $1,000,000, together with interest accrued as of the date of such prepayment; provided, however, that, with respect to any such prepayment, so long as no Event of Default shall occur which has not been cured in accordance with the terms of Section 5 hereof, the principal amount hereunder shall be reduced by an amount equal to the sum of the principal so prepaid and the Applicable Discount. Notwithstanding anything to the contrary contained herein, the Applicable Discount shall not apply to any prepayments from proceeds of any issuance of Preferred Stock as set forth in
Schedule 3.15 hereof.

                  SECTION 8.        Conversion.

                  8.1. Conversion Events. Upon the occurrence and during the continuation of any Conversion Event, all or any portion of any Obligations due under this Secured Note may be converted into Shares at the option of the Holder following delivery of a notice of conversion to the Company in the manner set forth in Section 11.4 (the "Notice of Conversion") at any time on or prior to the Maturity Date, subject to the terms and conditions set forth in this Section
8. Upon conversion into Shares, any amounts converted hereunder shall be discharged.

                  8.2. Conversion Price. The number of Shares into which any amount under this Secured Note may be converted shall be determined by dividing the amount subject to conversion as set forth in the Notice of Conversion by $0.60 (the "Conversion Price").

                  8.3. Method of Conversion. Before the Holder shall be entitled to receive Shares upon the conversion of any amount under this Secured Note, the Holder shall surrender this Secured Note solely for the purposes of the conversion thereof together with a Notice of Conversion to the office of the Company or its designated agent. The Notice of Conversion shall state therein the amount(s) in which the certificate(s) for Shares are to be issued. The time of conversion (the "Conversion Date") shall be the close of business on the calendar day following the date on which a Notice of Conversion is sent to the Company in accordance with Section 11.4. Interest on the amount under this Secured Note subject to conversion as set forth in the Notice of Conversion shall cease to accrue on and after the Conversion Date. Upon the conversion of any amount under this Secured Note, the Company shall execute and deliver on the Conversion Date, in exchange and substitution for and upon cancellation of this Secured Note, a new secured note in the principal amount equal to the amount of this Secured Note less such amount subject to conversion.

                  8.4. Issuance of Shares. The Company shall, as soon as practicable after the Conversion Date, but in no event more than three (3) business days thereafter, issue and deliver to the Holder certificates representing the number of Shares to which the Holder shall be entitled as aforesaid; provided, however, that the Company may pay in full in cash all Obligations owing to the Funds hereunder and under the Transaction Documents within three (3) business days after the Conversion Date in lieu of the Company's obligations to issue and deliver the certificates representing the Shares to the Holder under this Section 8.4.

                  8.5. No Fractional Shares. No fractional Shares shall be issuable upon conversion of any amount under this Secured Note subject to conversion as set forth in the Notice of Conversion. If the conversion of such amount would result in the issuance of a fractional Share, such fractional share shall be rounded up to the nearest whole share and issued to the Holder.

                  8.6.     Adjustment of Conversion Price; Merger.

                  (a) If at any time or from time to time while any amount under this Secured Note is outstanding (i) the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock, or (ii) the Company shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or (iii) the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. If the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (b) If the Shares issuable upon conversion of any amount under this Secured Note, if any, shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 8.6(a)), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Shares shall be convertible into, in lieu of the number of shares of Common Stock which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of Shares that would have been subject to receipt by the Holder upon conversion of any amount under this Secured Note immediately before that change.

                  (c) In case of any consolidation or merger of the Company permitted by Section 4.3(f) hereof (each such transaction, a "Merger"), the survivor of the Merger shall succeed to the covenants, stipulations, promises and agreements contained in this Secured Note. In the event of a Merger, the Company shall make appropriate provisions so that the Holder shall have the right thereafter to convert any amount under this Secured Note into the kind and amount of securities receivable upon such Merger by a Holder of the number of securities into which any amount under this Secured Note might have been converted immediately prior to a Merger. The above provisions shall similarly apply to successive Mergers.

                  (d) Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 8.6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                  8.7. Reservation of Stock. The Company shall, at all times on and after the date which is 90 days following the Execution Date, reserve and keep available out its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of any amount under this Secured
Note into Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of any amount under this Secured
Note into Shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of any amount under this Secured Note into Shares, then the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its articles of incorporation.

                  8.8.     Failure to Issue and/or Deliver Shares.

                  (a) The Company shall issue and deliver, within five (5) Trading Days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any party receiving the Secured Notes by transfer from Holder, at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares to which the Holder shall be entitled. The Company understands that a delay in the issuance and/or delivery of the Shares beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such a loss, and not as penalty, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. of Business Days Late" is the number of Business Days from the Deadline until (and including) the Business Day on which the Holder receives the Shares):











                                                                                 Liquidated Damages
                                                                   (per one hundred thousand dollars of principal
                                                                 outstanding hereunder, based on an amount not less
                                                                     than the stated principal amount due on the
                                                                                   Maturity Date)
                            No. of Business Days Late
                                        2                                                $50
                                        3                                               $100
                                        4                                               $150
                                        5                                               $200
                                        6                                               $250
                                        7                                               $300
                                        8                                               $350
                                        9                                               $400
                                       10                                               $450
                                       11                                               $500
                                       >11                       $500 plus an additional $100 for each Business Day
                                                                              beyond 11 Business Days.

                  (b) The Company shall pay the Holder any liquidated damages incurred under this Section 8.8 by wire transfer of immediately available funds to an account designated by Holder upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice of Conversion. Nothing herein shall waive the Company's obligations to deliver Shares upon a total or partial conversion of this Secured Note or limit Holder's rights to pursue actual damages for the Company's failure to issue and deliver Shares to such Holder in accordance with the terms of this Secured Note.

                  (c) The Company agrees that, in addition to any other remedies which may be available to the Holder, including, but not limited, to, remedies available hereunder or under the other Transaction Documents, in the event the Company fails for any reason to effect delivery to Holder of certificates representing Shares within five (5) Trading Days following receipt by the Company of a Notice of Conversion, a Holder will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     SECTION 9. Other Provisions Relating to Rights of the Holder of this Secured Note.

                  9.1. Shareholder Rights. This Secured Note shall not entitle the Holder to any of the rights of a shareholder of the Company, including,
without  limitation,   the  right  to  vote,  to  receive  dividends  and  other
distributions, or to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company; provided, however, this
Section 9.1 shall not affect the rights of the Holder under the Stock Pledge Agreement or in its capacity as a shareholder of the Company pursuant to any Common Stock held by the Holder, including, without limitation, upon conversion of any amount under this Secured Note pursuant to Section 8 hereof or otherwise.

                  9.2. Lost, Stolen, Mutilated or Destroyed Note. If this Secured Note shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Secured Note, or in lieu of or in substitution for a lost, stolen, or destroyed Secured Note, a new Secured Note for the principal amount of this Secured Note so mutilated, lost, stolen, or destroyed but only upon receipt of evidence (which may consist of a signed affidavit of the Holder), of such loss, theft, or destruction of this Secured Note.

                  SECTION 10.  Other Agreements.

                  10.1.    Transfer Restrictions.

                  (a) If the Holder should decide to dispose of this Secured Note, the Holder understands and agrees that it may do so only (i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to an available exemption from registration under the Securities Act.

                  (b) The Holder agrees to the imprinting, so long as required by the terms of the Securities Act, of the following legend on certificates representing the Shares:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE BY REASON OF THEIR ISSUANCE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  (c) The legend set forth in clause (b) above and in the first paragraph of this Secured Note shall be removed as soon as allowed under the Securities Act or the regulations promulgated thereunder. The Company agrees that it will provide the Holder, upon request, with any required opinion of counsel and a substitute certificate or certificates, free from such legend at such time as such legend is no longer applicable, at no charge.

                  10.2.    Filing and Furnishing of Reports and Information.

                  (a) The Company's Common Stock is registered under Section 12(g) of the Securities Act. On and after the date which is 90 days following the Execution Date and for so long as the Holder owns this Secured Note or Shares, the Company shall timely file all reports required to be filed by the Company with the Commission after the Execution Date pursuant to Section 13(a) or 15(d) of the Exchange Act and to furnish to the Holder within 10 days of each such filing true and complete copies of all such filings and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company will take all necessary action to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3. If the Company is not at the time required to file reports pursuant to such sections, it will prepare and furnish to the Holder annual and quarterly financial statements, together with a management discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act.

                  (b) The Company shall deliver copies to the Holder of any documents or financial statements it delivers to any secured lender concurrently with such delivery to such lender, subject to the confidentiality provisions of
Section 6.12 of that certain Exchange Agreement dated February 14, 2000, between the Company and the Funds.

                  10.3. Blue Sky Laws. The Company shall qualify this Secured Note and the Shares under the securities or "Blue Sky" laws of such jurisdictions as the Holder may request and shall continue such qualification at all times as long as the Holder owns any Shares.

                  10.4. Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of this Secured Note or the Shares in a manner that would require the registration under the Securities Act of the sale of this Secured Note or the Shares to the Holder.

                  SECTION 11.  Miscellaneous.

                  11.1. Fees and Expenses. The Company and the Funds shall pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred incident to the negotiation, preparation, execution, delivery and performance of this Secured Note and the other Transaction Documents. The Company shall pay all stamp and other taxes (other than income) and duties levied in connection with the issuance of the Secured Notes and Shares pursuant hereto.

                  11.2.    Indemnification.

                  (a) Except with respect to litigation  concerning the priority of Permitted Liens or assertions by the Company in accordance with the last sentence of Section 2.1 of the Security Agreement, the Company agrees to indemnify and hold harmless, to the extent permitted by law, the Holder and its respective officers and directors, employees, advisors, attorneys, agents, and representatives against any and all claims, causes of action, losses, liabilities, damages or expenses incurred by any of them as a result of, arising out of, or in any way related to, or by reason of, any breach or default by the Company under any provision of this Secured Note or any other Transaction Document, including, but not limited to, any breach by the Company of its representations and warranties set forth in Section 2.1 hereto.

                  (b) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (c) The indemnification provided for under this Secured Note shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                  11.3. Entire Agreement; Amendments. This Secured Note and the other Transaction Documents, together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  11.4. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 11.4 prior to 4:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified below later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

     If to the Company:        Aura Systems, Inc.
                               2335 Alaska Avenue
                               El Segundo, California  90245
                               Attn:  Michael Froch, Esq.
                               Facsimile No.:  (310) 643-8719

     With copies to:           Robinson, Diamant & Brill
                               1888 Century Park East, Suite 1500
                               Los Angeles, California 90067
                               Attn:  Lawrence A. Diamant, Esq.
                               Facsimile No.:  (310) 277-7584

     If to the Holder:         Summit Capital Limited
                               Hunkins Waterfront Plaza
                               Main Street
                               P.O. Box 556
                               Charlestown, Nevis, West Indies
                               Attn:  Gwen McLaughlin
                               Facsimile No.:  (345) 949-0881

     With copies to:           White & Case LLP
                               4900 First Union Financial Center
                               200 South Biscayne Boulevard
                               Miami, Florida  33131
                               Attn:  Thomas E Lauria, Esq.
                               Facsimile No.:  (305) 358-5744

              and              Mr. Stuart J. Chasanoff
                               c/o HW Partners LP
                               1601 Elm Street, Suite 4000
                               Dallas, Texas 75201
                               Facsimile No.:  (214) 720-1667

or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  11.5. Amendments; Waivers. No provision of this Secured Note may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holder, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Secured Note shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  11.6. Headings Descriptive. The headings herein are for convenience only, do not constitute a part of this Secured Note and shall not be deemed to limit or affect any of the provisions hereof.

                  11.7.    Benefit of Secured Note; Assignments; Participations.

                  (a) This Secured Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its rights or obligations hereunder or under any other Transaction Documents.

                  (b)  The  Holder   may  sell,   assign,   transfer   or  grant
participations in all or a portion of its rights and outstanding Obligations hereunder to any person, each of which assignees shall become a party to this Secured Note as a Holder, provided that the new Secured Note will be issued, at the Company's expense, to such new Holder and to the assigning Holder upon the request of such new Holder or assigning Holder, such new Secured Note to be in conformity with the requirements under the Transaction Documents (with appropriate modifications) to the extent needed to reflect the revised outstanding Obligations. The assigning Holder will notify the Company of any assignment pursuant to this Section 11.7(b); provided, however, that the failure to give any such notice, or any error in such notice, shall not affect any of the obligations of the Company hereunder or under any other Transaction Document.

                  (c) Nothing in this Secured Note shall prevent or prohibit any Holder from pledging its rights hereunder.

                  11.8. No Third-Party Beneficiaries. This Secured Note is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     11.9.  GOVERNING LAW;  SUBMISSION TO  JURISDICTION;  VENUE;  WAIVER OF JURY
TRIAL.

                  (a) THIS SECURED NOTE AND THE OTHER TRANSACTION DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURED NOTE OR ANY SUCH OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN (i) THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND/OR (ii) THE COURTS OF THE DEFENDANT'S RESPECTIVE CORPORATE DOMICILE, AND, BY THE ISSUANCE AND DELIVERY OF THIS SECURED NOTE, EACH PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS SECURED NOTE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 11.4 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE HOLDER OF THIS SECURED NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND/OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

                  (b) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SECURED NOTE OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURED NOTE, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS SECURED NOTE.

                  11.10. Publicity. The Company and the Holder shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except for such releases, filings or public statements that are required by law or any regulatory body or governmental authority of competent jurisdiction.

                  11.11. Severability. In case any one or more of the provisions of this Secured Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Secured Note shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and, upon so agreeing, shall incorporate such substitute provision in this Secured Note.

                  11.12. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Holder will be entitled to specific performance of the obligations of the Company under this Secured Note. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                  11.13. Survival. Each of the representations and warranties of the Company contained in Section 2 and the other agreements and covenants of the parties contained in this Secured Note shall survive issuance of this Secured Note until repayment in full of the Obligations evidenced hereby.

                            [SIGNATURE PAGE FOLLOWS]

                                [SIGNATURE PAGE]
                  IN WITNESS WHEREOF, the Company has caused this Secured Note to be signed in its name by its duly authorized officers this 22nd day of February, 2000.


                                                     AURA SYSTEMS, INC.



                                                     By:
                                                     Name:  Gerald Papazian
                                                     Title:    President





                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:Senior Vice President




STATE OF ____________               )
                                    )SS:
COUNTY OF __________                )

         The foregoing instrument was acknowledged before me this day of _________, ___ by _________________________ as ___________________of Aura
Systems, Inc. on behalf of the corporation. He personally appeared before me, is personally known to me or produced __________________ as identification, and [did] [did not] take an oath.



                                                     Notary:
[NOTARIAL SEAL]                                      Print Name:
                                                     Notary Public, State of
                                                     My commission expires:

                              NOTICE OF CONVERSION

                  The undersigned, being the holder of the attached Secured Note due the Maturity Date (as defined in the Secured Note) of Aura Systems, Inc. (the "Company"), hereby exercises the option to convert $[________] under the Secured Note into Shares (as defined in the Secured Note) of the Company in accordance with the terms of the Secured Note.

                  The amount of principal and accrued but unpaid interest outstanding on the Secured Note as of the date hereof is $____________ and the number of Shares to be issued upon conversion is _____________.

                  The undersigned directs that the Shares be issued in the name of and delivered as soon as practicable and in accordance with the provisions of the Secured Note to:

                  Full address:






                  Date:




                  Name:  [HOLDER]